UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2021

Enviva Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave.	Suite 1800
Bethesda,	MD	20814
(Address of principal executive offices)		(Zip code)

(301)	657-5560
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Notes
On July 1, 2021, Enviva Partners, LP, a Delaware limited partnership (the “Partnership”), filed a Current Report on Form 8-K (the “Initial Report”) to report the consummation of the transactions contemplated by the previously announced contribution agreement dated June 3, 2021 (the “Contribution Agreement”). Pursuant to the Contribution Agreement between Enviva, LP, a Delaware limited partnership and a wholly owned subsidiary of the Partnership (“ELP”), Enviva Holdings, LP, a Delaware limited partnership (the “sponsor”), and Enviva Development Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of the sponsor, ELP acquired all of the limited liability company interests in Enviva JV2 Holdings, LLC (“JV2 Holdings”), the indirect owner of a wood pellet production plant under construction in Lucedale, Mississippi, a deep-water marine terminal under construction in Pascagoula, Mississippi and Enviva Development Finance Company, LLC for a purchase price of $259.5 million, after all adjustments (the “Lucedale-Pascagoula Acquisitions”). In connection with the Lucedale-Pascagoula Acquisitions, the sponsor assigned to ELP certain of its rights and obligations under certain off-take and related shipping contracts.
This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Enviva Pellets Lucedale, LLC, Enviva Port of Pascagoula, LLC and Enviva Development Finance Company, LLC, and the pro forma financial statements of the Partnership, each as required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Contribution Agreement and transactions contemplated thereby.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited combined financial statements of Enviva Pellets Lucedale, LLC, Enviva Port of Pascagoula, LLC and Enviva Development Finance Company, LLC (collectively, predecessor of JV2 Holdings), presented on a combined basis, as of and for the years ended December 31, 2020 and 2019, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.
The unaudited condensed consolidated financial statements of JV2 Holdings and its predecessor as of June 30, 2021 and for the six months ended June 30, 2021 and 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma combined financial statements of the Partnership as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Ernst & Young LLP.
99.1
Audited Combined Financial Statements of Enviva Pellets Lucedale, LLC, Enviva Port of Pascagoula, LLC and Enviva Development Finance Company, LLC as of and for the years ended December 31, 2020 and 2019, together with the related notes to the financial statements.

99.2
Unaudited Condensed Consolidated Financial Statements of Enviva JV2 Holdings, LLC and its predecessor as of June 30, 2021 and for the six months ended June 30, 2021 and 2020, together with the related unaudited notes to the financial statements.

99.3
Unaudited Pro Forma Combined Financial Statements of Enviva Partners, LP as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, together with the related unaudited notes to the financial statements.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, as its sole general partner

Date: September 2, 2021	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel and Secretary